ASIA BLUE CHIP FUND
                 (A Series of Guinness Flight Investment Funds)

        Supplement Dated June 28, 2000 to Prospectus Dated April 28, 2000


                  The Board of Trustees of Guinness Flight Investment Funds is recommending a change of fundamental investment objective and related name change for the Guinness Flight Asia Blue Chip Fund (the "Fund"), subject to approval by shareholders of the Fund at a Special Meeting of Shareholders scheduled to be held in August of this year.

                  If approved by shareholders, the Fund will seek to achieve its investment objective of long-term capital appreciation by investing primarily in equity securities of companies located in Asia that will help to shape and benefit from the regional and global development of the New Economy. Currently, the Fund invests primarily in equity securities of established and sizeable companies that are located in Asia. Subject to approval of the proposed change in investment objective, it is expected that the Fund's name will be changed to "Guinness Flight Asia New Economy Fund."

                  Proxy Materials describing the details of the proposed change of investment objective will be mailed to shareholders of the Fund in July for the purpose of obtaining shareholder approval.